UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2019

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Midland States Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Network Centre Drive

Effingham, IL 62401

(Address of Principal Executive Offices) (Zip Code)

(217) 342-7321

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2019, Stephen A. Erickson resigned from his positions as Chief Financial Officer, principal financial officer and principal accounting officer of Midland States Bancorp, Inc. (the “Company”).  Mr. Erickson’s resignation was a personal decision to pursue other business opportunities and not due to any disagreement with the Company’s management team, operations, financials, policies or procedures.

On August 23, 2019, the Company appointed Donald J. Spring to serve as Chief Accounting Officer and principal accounting officer.  In addition, the Company appointed Mr. Spring as principal financial officer on an interim basis while the Company conducts an executive search for Mr. Erickson’s replacement.  Mr. Spring, 59, has served as Corporate Controller of the Company and of Midland States Bank, the Company’s wholly owned subsidiary, since 2009.

Item 7.01. Regulation FD Disclosure.

On August 26, 2019, the Company issued a press release regarding Mr. Erickson’s resignation and Mr. Spring’s appointment, a copy of which is furnished herewith as Exhibit 99.1.  The information in this Item 7.01 and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated August 26, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midland States Bancorp, Inc.

Date: August 26, 2019	By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President and Corporate Counsel